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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                         SUMMIT HOLDING SOUTHEAST, INC.
                         ------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

              Florida                                 59-3409855
------------------------------------      ----------------------------------
     (State of Incorporation or            (I.R.S. Employer Identification
           Organization)                                 No.)

2310 A-Z Park Road, Lakeland, Florida                   33801
------------------------------------      ----------------------------------
  (Address of Principal Executive                     (Zip Code)
              Offices)

       If this form relates to the        If this form relates to the
       registration of a class of debt    registration of a class of debt
       securities and is effective        securities and is to become effective
       upon filing pursuant to            simultaneously with the effectiveness
       General Instruction A(c)(1)        of a concurrent registration statement
       please check the following box.    under the Securities Act of 1933
       [ ]                                pursuant to General Instruction
                                          A(c)(2) please check the following
                                          box.  [ ]

Securities to be registered pursuant to Section 12(b) of the Act:

       Title to Each Class                Name of Each Exchange on Which
       to be so Registered                 Each Class is to be Registered
       -------------------                 ------------------------------

                                      None


Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $0.01 per share
         -------------------------------------------------------------
                                (Title of Class)

              Series A Preferred Stock, par value $10.00 per share
         -------------------------------------------------------------
                                (Title of Class)


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ITEM 1. DESCRIPTION OF SECURITIES TO BE REGISTERED.

       The description of the Registrant's Common Stock and Series A Preferred Stock registered hereby is incorporated by reference to "Description of Capital Stock" in the Registrant's Form S-1 Registration Statement No. 333-16499, as filed with the Securities and Exchange Commission on November 20, 1996, as amended on December 9, 1996, and any amendments to such Registration Statement filed subsequently hereto, including any form of Prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

ITEM 2.  EXHIBITS.

       1. Articles of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.1 to the Registrant's Form S-1 Registration Statement No. 333-16499 (the "Form S-1")).

       2. Form of Certificate of Designation, Preferences and Rights of Series A Preferred Stock of the Registrant (incorporated herein by reference to Exhibit 3.3 to the Form S-1).

       3. Bylaws of the Registrant (incorporated herein by reference to Exhibit 3.2 to the Form S-1).

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                                   SIGNATURE

       Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          SUMMIT HOLDING SOUTHEAST, INC.



                                          William B. Bull
                                          ------------------------------------
                                          William B. Bull
                                          President and Chief Executive Officer

                                          Date: January 6, 1997